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                                                                    EXHIBIT 10.9

                               AMENDMENT NUMBER 5
                           TO THE MANAGEMENT AGREEMENT

                  THIS AMENDMENT NUMBER 5, dated as of February 8, 2002 (the "Amendment") to the Management Agreement, dated as of February 9, 2001 (as amended or supplemented from time to time as permitted thereby, the "Management Agreement"), by and among Universal Compression, Inc. (the "Manager"), UCO Compression LLC ("UCO") and BRL Universal Compression Funding I, L.P. (the "Issuer").

                                   WITNESSETH:

                  WHEREAS, the Manager, UCO and the Issuer have previously entered into the Management Agreement;

                  WHEREAS, the parties desire to amend the Management Agreement in order to modify certain provisions of the Management Agreement;

                  NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Management Agreement.

                  SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Management Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

                  SECTION 3. Amendment to the Management Agreement. Effective on February 8, 2002, following the execution and delivery hereof,

                  (a) The second sentence of Section 5.7 of the Management Agreement is hereby amended to read in its entirety as follows:

                           Property Insurance shall not have deductibles in
                  excess of $250,000 per occurrence; provided that, on and after the earlier to occur of (a) the date of issuance of the Issuer's "Series 2002-1 Notes" and (b) March 31, 2002 (or if such day is not a Business Day, the next succeeding Business
                  Day), the Property Insurance shall not have deductibles in excess of (x) $250,000 per occurrence and (y) $2,000,000 annually, in the aggregate; and provided further that, at all times, the Liability Insurance shall not have deductibles in excess of $250,000 per occurrence.

                  (b) Section 9.11 of the Management Agreement is hereby amended to read in its entirety as follows:

                           New Master Lease Agreement with Users. With respect
                  to each Owner Compressor, the Manager shall, within the timeframe set forth below, cause each related User to execute a revised master lease agreement, substantially in the form



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                  of Exhibit F hereto. The Manager shall be deemed to be in
                  compliance with this Section if Users representing one hundred percent (100%) of the Aggregate Appraised Value have executed such revised master lease agreement by the earlier to occur of
                  (a) the date of issuance of the Issuer's "Series 2002-1 Notes" and (b) March 31, 2002 (or if such day is not a Business Day, the next succeeding Business Day).


                  (c) Section 9.12 of the Management Agreement is hereby amended to read in its entirety as follows:

                           Appraisals. By the earlier to occur of (a) the date
                  of issuance of the Issuer's "Series 2002-1 Notes" and (b) March 31, 2002 (or if such day is not a Business Day, the next succeeding Business Day) the Manager shall (at its own expense) furnish (or cause to be furnished) to the Owner and to each Entitled Party two (2) additional Appraisals setting forth the Appraised Value of each Lease Pool as of the date of such Appraisal. Upon delivery of such additional Appraisals, the Appraised Value of each Compressor shall be adjusted in accordance with the provisions set forth in the definition of the term "Appraised Value."

                           Thereafter, on the anniversary (or if such day is not
                  a Business Day, the next succeeding Business Day) of the earlier to occur of (a) the date of issuance of the Issuer's "Series 2002-1 Notes" and (b) March 31, 2002 (or if such day is not a Business Day, the next succeeding Business Day), the Manager shall (at its own expense) furnish (or cause to be furnished) to the Owner and to each Entitled Party three (3) Appraisals setting forth the Appraised Value of each Lease Pool as of the date of such Appraisal.

                  (d) Exhibit F of the Management Agreement is hereby deleted and replaced in its entirety with Exhibit A to this Amendment.

                  Section 4. Representations and Warranties. Each of the Manager, UCO and the Issuer hereby confirm that each of the covenants, representations and warranties set forth in Articles 9 and 18, as applicable, of the Management Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such covenants, representations and warranties expressly relate to earlier dates.

                  SECTION 5. Effectiveness of Amendment.

                  (a) This Amendment shall become effective as of the date first written above.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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                                      -3-


                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Management Agreement, and (ii) each reference in the Management Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Management Agreement shall mean and be a reference to the Management Agreement as amended or modified hereby.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment on the date first above written.

                                  UNIVERSAL COMPRESSION, INC.

                                  By:    /s/ Richard W. FitzGerald
                                         -------------------------

                                  Name:  Richard W. FitzGerald
                                         ---------------------

                                  Title: Senior Vice President and CFO
                                         -----------------------------


                                  UCO COMPRESSION LLC

                                  By:    /s/ Richard W. FitzGerald
                                         -------------------------

                                  Name:  Richard W. FitzGerald
                                         ---------------------

                                  Title: Senior Vice President and CFO
                                         -----------------------------

                                  BRL UNIVERSAL COMPRESSION
                                       FUNDING I, L.P.

                                  By: BRL Universal Compression Management,
                                      Inc., its General Partner

                                      By:    /s/ Gregory C. Greene
                                             ---------------------

                                      Name:  Gregory C. Greene
                                             -----------------

                                      Title: President
                                             ---------

The undersigned hereby consents to the
amendment to the Management Agreement:

VARIABLE FUNDING CAPITAL
CORPORATION, as Requisite Global
Majority

By: First Union Securities, Inc., acting
under the trade name Wachovia Securities,
as attorney-in-fact

     By:    /s/ Frank E. Weise VP
            ---------------------
     Name:  Frank E. Weise
            --------------
     Title: Vice President
            --------------


                                                    AMENDMENT NO. 5 TO MGT. AGT.
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Acknowledged and Agreed:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as indenture trustee


By:    /s/ Edna Barber
       ---------------

Name:  Edna Barber
       -----------

Title: Assistant Vice President
       ------------------------






                                                    AMENDMENT NO. 5 TO MGT. AGT.